                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 29, 2003

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

        Delaware
     (State or other                333-106175                 13-3416059
     jurisdiction of               (Commission               (IRS Employer
     incorporation)                File Number)             Identification No.)

              4 World Financial Center, 10th Floor
                          New York, NY                        10080
            (Address of principal executive offices)         Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)
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ITEM 2. Acquisition or Disposition of Assets: General.

      On July 29, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-D Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 3, 2003, as supplemented by the prospectus supplement dated July 24, 2003 (collectively, the "Prospectus").

      The Class A Certificates consist of the Class A Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates and Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

      The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7. Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------
      4.1             Trust Agreement between Merrill Lynch Mortgage Investors,
                      Inc. and Wells Fargo Bank Minnesota, National Association,
                      as trustee, dated as of July 1, 2003, for Merrill Lynch
                      Mortgage Investors Trust Series MLCC 2003-D Mortgage
                      Pass-Through Certificates.

      99.1            Master Mortgage Loan Purchase Sale Agreement (the "Master
                      Purchase Agreement"), dated as of April 1, 1998, between
                      Merrill Lynch Credit Corporation, as Seller and RWT
                      Holdings, Inc., as Purchaser.

      99.2            Amendment No. 1 to the Master Purchase Agreement, dated
                      December 14, 1999, between Merrill Lynch Credit
                      Corporation, as Seller and RWT Holdings, Inc., as
                      Purchaser.

      99.3            Amendment No. 2 to the Master Purchase Agreement, dated
                      September 1, 2002, between Merrill Lynch Credit
                      Corporation, as Seller and RWT Holdings, Inc., as
                      Purchaser.

      99.4            Amendment No. 3 to the Master Purchase Agreement, dated
                      June 26, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

      99.5            Amendment No. 4 to the Master Purchase Agreement, dated
                      July 29, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

      99.6            Assignment, Assumption And Recognition

                      Agreement for the Master Purchase Agreement, dated as of July 29, 2003, among RWT Holdings, Inc., as Assignor,
                      Sequoia Residential Funding, Inc., as Assignee and Merrill
                      Lynch Credit Corporation, as Seller.

      99.7            Assignment, Assumption And Recognition Agreement for the
                      Master Purchase Agreement, dated as of July 29, 2003, among Sequoia Residential Funding, Inc., as Assignor,
                      Merrill Lynch Mortgage Investors, Inc., as Assignee and
                      Merrill Lynch Credit Corporation, as Seller.

      99.8            Assignment, Assumption And Recognition Agreement for the
                      Master Purchase Agreement, dated as of July 29, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor,
                      Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Merrill Lynch Credit Corporation, as Seller.

      99.9            Mortgage Loan Purchase Agreement, dated as of July 1,
                      2003, among Merrill Lynch Mortgage Investors, Inc.,
                      Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

      99.10           Mortgage Loan Flow Purchase, Sale & Servicing Agreement
                      (the "Sale & Servicing Agreement"), dated as of August 1,
                      2002, among RWT Holdings, Inc., as Purchaser, Cendant
                      Mortgage Corporation and Bishop's Gate Residential
                      Mortgage Trust (formerly known as Cendant Residential
                      Mortgage Trust), as Sellers and Redwood Trust, Inc., as
                      Guarantor

      99.11           Additional Collateral Servicing Agreement (the "Collateral
                      Servicing Agreement"), dated as of August 1, 2002, among
                      Cendant Mortgage Corporation, as Servicer, RWT Holdings,
                      Inc., as Purchaser and Redwood Trust,

                      Inc., as Guarantor.

      99.12           Assignment, Assumption And Recognition Agreement for the
                      Sale & Servicing Agreement and the Collateral Servicing
                      Agreement, dated as of July 29, 2003, among RWT Holdings,
                      Inc., as Assignor, Sequoia Residential Funding, Inc., as
                      Assignee and Cendant Mortgage Corporation, as Servicer.

      99.13           Assignment, Assumption And Recognition Agreement for the
                      Sale & Servicing Agreement and the Collateral Servicing
                      Agreement, dated as of July 29, 2003, among Sequoia
                      Residential Funding, Inc., as Assignor, Merrill Lynch
                      Mortgage Investors, Inc., as Assignee and Cendant Mortgage
                      Corporation, as Servicer.

      99.14           Assignment, Assumption And Recognition Agreement for the
                      Sale & Servicing Agreement and the Collateral Servicing
                      Agreement, dated as of July 29, 2003, among Merrill Lynch
                      Mortgage Investors, Inc., as Assignor, Wells Fargo Bank
                      Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Cendant
                      Mortgage Corporation, as Servicer.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: August 13, 2003

                                        By: /s/ Matthew Whalen
                                            ------------------------------------
                                        Name: Matthew Whalen
                                        Title: President

                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------
      4.1             Trust Agreement between Merrill Lynch Mortgage Investors,
                      Inc. and Wells Fargo Bank Minnesota, National Association,
                      as trustee, dated as of July 1, 2003, for Merrill Lynch
                      Mortgage Investors Trust Series MLCC 2003-D Mortgage
                      Pass-Through Certificates.


      99.1            Master Mortgage Loan Purchase Sale Agreement (the "Master
                      Purchase Agreement"), dated as of April 1, 1998, between
                      Merrill Lynch Credit Corporation, as Seller and RWT
                      Holdings, Inc., as Purchaser.

      99.2            Amendment No. 1 to the Master Purchase Agreement, dated
                      December 14, 1999, between Merrill Lynch Credit
                      Corporation, as Seller and RWT Holdings, Inc., as
                      Purchaser.

      99.3            Amendment No. 2 to the Master Purchase Agreement, dated
                      September 1, 2002, between Merrill Lynch Credit
                      Corporation, as Seller and RWT Holdings, Inc., as
                      Purchaser.

      99.4            Amendment No. 3 to the Master Purchase Agreement, dated
                      June 26, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

      99.5            Amendment No. 4 to the Master Purchase Agreement, dated
                      July 29, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

      99.6            Assignment, Assumption And Recognition Agreement for the
                      Master Purchase Agreement, dated as of July 29, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential
                      Funding, Inc., as Assignee and Merrill Lynch Credit
                      Corporation, as Seller.

      99.7            Assignment, Assumption And Recognition Agreement for the
                      Master Purchase Agreement, dated as of July 29, 2003, among Sequoia Residential Funding, Inc., as Assignor,
                      Merrill Lynch Mortgage Investors, Inc., as Assignee and
                      Merrill Lynch Credit Corporation, as Seller.

      99.8            Assignment, Assumption And Recognition Agreement for the
                      Master Purchase Agreement, dated as of July 29, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor,
                      Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Merrill Lynch Credit

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
                      Corporation, as Seller.

      99.9            Mortgage Loan Purchase Agreement, dated as of July 1,
                      2003, among Merrill Lynch Mortgage Investors, Inc.,
                      Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

      99.10           Mortgage Loan Flow Purchase, Sale & Servicing Agreement
                      (the "Sale & Servicing Agreement"), dated as of August 1,
                      2002, among RWT Holdings, Inc., as Purchaser, Cendant
                      Mortgage Corporation and Bishop's Gate Residential
                      Mortgage Trust (formerly known as Cendant Residential
                      Mortgage Trust), as Sellers and Redwood Trust, Inc., as
                      Guarantor

      99.11           Additional Collateral Servicing Agreement (the "Collateral
                      Servicing Agreement"), dated as of August 1, 2002, among
                      Cendant Mortgage Corporation, as Servicer, RWT Holdings,
                      Inc., as Purchaser and Redwood Trust, Inc., as Guarantor.

      99.12           Assignment, Assumption And Recognition Agreement for the
                      Sale & Servicing Agreement and the Collateral Servicing
                      Agreement, dated as of July 29, 2003, among RWT Holdings,
                      Inc., as Assignor, Sequoia Residential Funding, Inc., as
                      Assignee and Cendant Mortgage Corporation, as Servicer.

      99.13           Assignment, Assumption And Recognition Agreement for the
                      Sale & Servicing Agreement and the Collateral Servicing
                      Agreement, dated as of July 29, 2003, among Sequoia
                      Residential Funding, Inc., as Assignor, Merrill Lynch
                      Mortgage Investors, Inc., as Assignee and Cendant Mortgage
                      Corporation, as Servicer.

      99.14           Assignment, Assumption And Recognition Agreement for the
                      Sale & Servicing Agreement and the Collateral Servicing
                      Agreement, dated as of July 29, 2003, among Merrill Lynch
                      Mortgage Investors, Inc., as Assignor, Wells Fargo Bank
                      Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Cendant
                      Mortgage Corporation, as Servicer.